UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 27, 2005

BOWATER INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-8712	62-0721803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Camperdown Way

P.O. Box 1028

Greenville, South Carolina 29602

(Address of principal executive offices) (Zip Code)

(864) 271-7733

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 27, 2005, the Board of Directors of Bowater Incorporated (the “Company”) approved amendments to the Company's By-Laws to conform the By-Laws to changes in Delaware law and to clarify procedures for meetings and actions of the shareholders and the meetings of Board of Directors.

Specifically, the following sections of the By-Laws have been amended as indicated:

Section	3.1. Annual Meeting.

Only business that shall have been properly brought before an annual meeting of stockholders in accordance with these By-Laws shall be conducted at such meeting, and the officer or other person presiding over the meeting as provided in Section 3.5 of these By-Laws shall ~~may~~ refuse to permit any business to be brought before such meeting that shall not have been properly brought before it in accordance with these By-Laws.

Section	3.4. Stockholders List.

The officer who has charge of the transfer books for shares of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either (1) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (2) during ordinary business hours at the principal place of business of the corporation ~~either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held~~. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section	3.10. ~~Judge~~Inspectors of Election.

In advance of any meeting of stockholders, the Board of Directors may appoint one or more inspectors ~~judges~~ of election, who need not be stockholders, to act at such meeting or any adjournment thereof. If inspectors ~~judges~~ of election be not so appointed, the chairman of any such meeting shall ~~may, and on the request of any stockholder or his proxy shall,~~ make such appointment at the meeting. The number of inspectors ~~judges~~ shall be one or three as shall be determined by the Board of Directors, or, ~~except that~~, if appointed at the meeting by the chairman, determined by the chairman ~~on the request of any stockholder or his proxy shall, make such appointment at the meeting. The number of judges shall be one or three as shall be determined by the Board of Directors, except that, if appointed at the meeting on the request of one or more stockholders or proxies, the holders of a majority of the shares of the Corporation present and entitled to vote shall determine whether one or three judges are to be appointed.~~ No person who is a candidate for office shall act as an inspector ~~judge~~.

In case any person appointed as an inspector ~~judge~~ fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting, or at the meeting by the officer or person acting as chairman.

The inspectors ~~judges~~ of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such other acts as may be proper to conduct the election or vote with fairness to all stockholders. The inspectors ~~judges~~ of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there be three inspectors ~~judges~~ of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

On request of the chairman of the meeting, or of any stockholder or his proxy, the inspectors ~~judges~~ shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

Section	3.11. Notification of Nominations.

The officer or other person presiding over the meeting as provided in Section 3.5 of these By-Laws shall ~~may~~ refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Section	4.6 Meetings of the Board of Directors.

Special meetings of the Board of Directors may be held at any time and and at any place when called by the Chairman, Vice Chairman, President or by any four or more directors, upon five calendar days’ notice thereof ~~(which may include Sundays and holidays)~~ being given to each director in the manner specified in article 5 hereof, or at any time without call or formal notice, provided all the directors are present or waive notice thereof in writing, signed before or after the meeting.

Section	4.10. Action by Written Consent.

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.~~, and the writing or writings are filed with the minutes of proceedings of the board or committee.~~

Section	5.1. Method of Giving Notice.

Whenever, under the provisions of any statute, or the Certificate of Incorporation or these By-Laws, notice is required to be given to any director or stockholder, such notice shall be in writing and may be delivered personally or by mail. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to such person at this address as it appears on the records of the Corporation. Notice to any director may also be given by telegram, cable, electronic mail, or telex or by leaving the notice at the residence or usual place of business of such director.

A copy of the Amended and Restated By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated hereby reference.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1 By-Laws of Bowater Incorporated, amended and restated as of July 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOWATER INCORPORATED
(Registrant)

Date: August 1, 2005	By:	/S/ RONALD T. LINDSAY
		Name:	Ronald T. Lindsay
		Title:	Senior Vice President - General Counsel and Secretary

EXHIBITS

3.1	By-Laws of Bowater Incorporated, amended and restated as of July 27, 2005